Exhibit 99.1

EigenQ and Silicon Valley Acquisition Corp. Advance Proposed Business Combination with Public Filing of Registration Statement on Form S-4

Public filing marks another milestone toward completion of the previously announced business combination

AUSTIN, Texas and PALO ALTO, Calif. | September 28, 2026 | EigenQ, Inc. (“EigenQ” or the “Company”) and Silicon Valley Acquisition Corp. (Nasdaq: SVAQ) (“SVAQ”) today announced the public filing with the U.S. Securities and Exchange Commission (“SEC”) of a registration statement on Form S-4 (the “Registration Statement”) in connection with their previously announced proposed business combination (the “Business Combination”).

The Registration Statement includes a preliminary proxy statement/prospectus relating to the proposed Business Combination. The Registration Statement has not yet been declared effective by the SEC, and the information contained therein remains subject to change.

The public filing represents another step toward completion of the proposed Business Combination. Earlier this month, EigenQ announced that it has secured approximately $45 million in a convertible financing, with approximately half of the capital already funded, to support the commercialization of its quantum-safe security portfolio and continue developing quantum products across security, communications, networking and sensing.

Under the terms of the Business Combination Agreement, as amended, SVAQ is expected to domesticate to become a Delaware corporation and, following completion of the Business Combination, be renamed as EigenQ Holdings, Inc. (“PubCo”). EigenQ will survive the merger as a wholly owned subsidiary of PubCo.

SVAQ has applied to list the PubCo Common Stock and PubCo Public Warrants on the Nasdaq Global Market under the proposed ticker symbols “EIGQ” and “EIGQW,” respectively, effective upon the closing of the Business Combination. There is no condition to Closing that the PubCo Public Warrants be approved for listing on Nasdaq, and there can be no assurance that the PubCo Public Warrants will be listed on Nasdaq or any other national securities exchange following the Closing. Completion of the Business Combination remains subject to the Registration Statement being declared effective by the SEC, required shareholder approvals, satisfaction of applicable listing requirements and other customary closing conditions. The Business Combination is currently expected to close in the fourth quarter of 2026.

“The public filing of the Registration Statement represents another important milestone toward completing our proposed Business Combination with SVAQ,” said Dr. José R. Rosas-Bustos, Chief Executive Officer of EigenQ. “As we continue advancing the transaction, our focus remains on disciplined execution, advancing our technology and commercialization strategy with channel participants, OEMs and customers, and building sustainable long-term value.”

Dr. Jesse Van Griensven Thé, Chairman of EigenQ, added: “Our mission is to build the trusted infrastructure that enables governments, enterprises and critical industries to operate securely in the Quantum Era. We believe the proposed Business Combination can provide EigenQ with an expanded platform from which to accelerate innovation, deepen strategic partnerships and advance the commercialization of our foundational quantum technologies. As we move forward, we remain committed to building a more trusted, resilient and quantum-ready digital future.”

The Registration Statement, including the preliminary proxy statement/prospectus and additional information regarding the proposed Business Combination, is available through the SEC’s website at www.sec.gov. Investors and security holders are urged to read the Registration Statement and the documents incorporated by reference therein carefully and in their entirety because they contain important information about the proposed Business Combination.

About EigenQ

EigenQ is an applied quantum technology company developing hardware-rooted, quantum-safe trust infrastructure for the Quantum Era. Headquartered in Texas, USA, the Company’s initial commercial focus is on practical cybersecurity technologies designed to strengthen existing digital infrastructure through post-quantum cryptography, quantum-derived entropy, hardware-rooted trust, secure identity and cryptographic agility.

EigenQ is advancing product development, integration, validation and customer-evaluation activities with original equipment manufacturers (OEMs), technology partners and prospective customers as it works toward initial commercial sales and deployments of its cybersecurity technologies. Over time, the Company intends to expand its technology platform and capabilities across additional areas of the quantum technology landscape, including quantum artificial intelligence, quantum communications and networking, quantum sensing and quantum computing.

Additional information about EigenQ is available at www.EigenQ.com.

About Silicon Valley Acquisition Corp.

Silicon Valley Acquisition Corp. (Nasdaq: SVAQ) is a publicly traded special purpose acquisition company organized for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. For more information, visit https://svacquisitioncorp.com.

Advisors

EigenQ’s U.S. legal counsel is Ellenoff Grossman & Schole LLP. SVAQ’s U.S. legal counsel is Greenberg Traurig, LLP. Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC is acting as Exclusive Financial Advisor, Lead Capital Markets Advisor and Lead Placement Agent to EigenQ, Secure Strategy Group, LLC is also acting as Placement Agent to EigenQ. The Blueshirt Group is providing investor relations advisory services to EigenQ and AUM Media is providing investor relations advisory services to SVAQ.

Important Information About the Proposed Business Combination and Where to Find It

This communication relates to a proposed business combination transaction (“Business Combination”) by and between Silicon Valley Acquisition Corp. (“SVAQ”) and EigenQ Inc. (“EigenQ”). The proposed Business Combination will be submitted to the shareholders of SVAQ for their consideration. SVAQ has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended or supplemented, the “Registration Statement”), which includes a preliminary proxy statement/prospectus relating to the proposed Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the securities to be issued in connection with the completion of the proposed Business Combination. After the Registration Statement has been declared effective by the SEC, SVAQ will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination.

SVAQ’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus in connection with SVAQ’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents contain or will contain important information about SVAQ, EigenQ, PubCo and the proposed Business Combination. This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SVAQ and EigenQ may also file other documents with the SEC regarding the Business Combination. Shareholders may also obtain a copy of the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by SVAQ, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Silicon Valley Acquisition Corp., 425 Page Mill Rd., Suite 200, 2nd Floor, Palo Alto, CA 94306.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed Business Combination and the parties thereto. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the proposed Business Combination between SVAQ and EigenQ; the anticipated benefits and timing of the proposed Business Combination; expected trading of PubCo securities on Nasdaq; PubCo’s potential future financial performance; PubCo and EigenQ’s ability to execute EigenQ’s business strategy; EigenQ’s market opportunity and positioning; and other statements regarding the transaction parties’ intentions, beliefs, or expectations with respect to PubCo’s future performance, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of EigenQ’s and SVAQ’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of EigenQ and SVAQ. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against EigenQ, SVAQ, PubCo or others following the announcement of the proposed Business Combination; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of SVAQ or stockholders of EigenQ or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (5) the ability to meet and, after closing, maintain stock exchange listing standards in connection with or following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of EigenQ as a result of the announcement and consummation of the proposed Business Combination; (7) EigenQ’s ability to scale and grow its business, and the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, PubCo’s and EigenQ’s ability to successfully execute EigenQ’s business plans, deploy products and services that are accepted in the marketplace, grow and manage growth, maintain relationships with customers, and retain the services of management and key employees, as well as by numerous other factors including, without limitation, the timeline and scope of governmental mandates applicable to EigenQ’s business, competition, and further developments in quantum computing technology; (8) the ability to implement business plans, forecasts, identify and realize additional opportunities, and meet or exceed management’s current expectations for EigenQ’s business; (9) political, social or economic instability, including in emerging markets, such as the Middle East and other countries in which EigenQ, PubCo, relevant OEMs and other channel participants and customers of some or all of the foregoing operate or plan to operate; (10) risks relating to product development and commercialization timing, OEM integration, customer adoption and strategic participant and manufacturer, supplier and distribution relationships; (11) EigenQ’s ability to maintain and recognize benefits from its existing strategic relationships; (12) costs related to the proposed Business Combination; (13) changes in applicable laws or regulations; (14) changes in government mandates, requirements and standards as they relate to quantum security and infrastructure; (15) EigenQ’s estimates of expenses and capital needs and related management assumptions regarding, among other matters, the potential timeline to consummate the proposed transaction, shareholder redemptions and transaction consideration or other adjustments; (16) any downturn or volatility in economic conditions; (17) changes in the competitive environment affecting EigenQ or its customers, including EigenQ’s inability to introduce new products or technologies; (18) the impact of pricing pressure and erosion; (19) supply chain risks; (20) risks to EigenQ’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against EigenQ or PubCo; (21) the possibility that EigenQ, SVAQ and PubCo may be adversely affected by other economic, business and/or competitive factors; (22) EigenQ’s estimates of its potential future performance; (23) risks related to the fact that SVAQ is incorporated in the Cayman Islands and governed by Cayman Islands law; (24) and other factors discussed in SVAQ’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, under the heading “Risk Factors,” and subsequent Quarterly Reports on Form 10-Q, the Registration Statement on Form S-4 filed with the SEC on September 28, 2026, and the proxy statement/prospectus included therein, or other documents that will be filed with the SEC. If any of these risks materialize or our assumptions with respect thereto prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither EigenQ nor SVAQ presently knows or that EigenQ and SVAQ currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect EigenQ’s and SVAQ’s expectations, plans, beliefs or forecasts of future events and views as of the date of this press release. EigenQ and SVAQ anticipate that subsequent events and developments will cause EigenQ’s and SVAQ’s assessments to change. However, while EigenQ and SVAQ may elect to update these forward-looking statements at some point in the future, EigenQ and SVAQ specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing EigenQ’s and SVAQ’s assessments as of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser of securities to avail itself of any exemption under the Securities Act.

Participants in Solicitation

SVAQ, EigenQ and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from SVAQ’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SVAQ’s shareholders in connection with the proposed Business Combination is set forth in the preliminary proxy statement/prospectus included in the Registration Statement filed with the SEC. You can find more information about SVAQ’s directors and executive officers in SVAQ’s Annual Report on Form 10-K filed with the SEC on March 31, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the preliminary proxy statement/prospectus contained in the Registration Statement. Shareholders, potential investors and other interested persons should read the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Media Relations

Nir (Benda) Ben-David

Benda@EigenQ.com

Contact@EigenQ.com

Investor Relations
Michael Anderson

michael@blueshirtgroup.com

IR@EigenQ.com

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